UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
SEPTEMBER 25, 2000









                    AUDIOMONSTER ONLINE, INC.
     (Exact name of registrant as specified in its charter)







Nevada                000-24595                   88-0343832
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

200-1311 Howe St., Vancouver, B.C. Canada V6Z 2P3
(Address of principal executive offices)

Registrant's telephone number, including area code (604) 684-2004



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On September 19, 2000, the Company incorporated a wholly-owned subsidiary named AMOL Inc. in Delaware., which entered into an an Agreement and Plan of Merger with Lockwave, Inc., a Delaware corporation on September 25, 2000. Under the terms of the agreement, the Company will issue 4,500,000 shares of its common stock to Imojo, Inc., the sole shareholder of Lockwave, Inc.

ITEM 7.   FINANCIAL    STATEMENTS,   PRO   FORMA   FINANCIAL
          INFORMATION AND EXHIBITS

a)   EX 2.1 - Acquisition Agreement between AMOL, Inc. and
     Lockwave, Inc.
b) Financial Statements of Lockwave, Inc. will be filed on or before December 11, 2000.
c) Pro Forma Financial Statements will be filed on or before December 11, 2000.

Audited Financial Statements for the Period October 12, 1999
(inception) to December 31, 1999.

FINANCIAL STATEMENTS



  For the Period October 12, 1999 (Inception) Through December
                            31, 1999



                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                            CONTENTS


                                                             Page


INDEPENDENT AUDITORS' REPORT                                 1


FINANCIAL STATEMENTS

  Balance Sheet                                              2
  Statement of Operations                                    3
  Statement of Changes in Stockholder's Equity               4
  Statement of Cash Flows                                    5


NOTES TO FINANCIAL STATEMENTS                                6-7




                  INDEPENDENT AUDITORS' REPORT

To the Board of Directors of

Lockwave, Inc.

We have audited the accompanying balance sheet of Lockwave, Inc. (a Development Stage Company) as of December 31, 1999, and the related statements of operations, changes in stockholder's equity and cash flows for the period from October 12, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lockwave, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the period October 12, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.

                        /s/ Marcum & Kliegman llp

December 4, 2000

                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                          BALANCE SHEET

                        December 31, 1999

                             ASSETS


CURRENT ASSETS
--------------
 Cash                                                   $4,169
                                                       -------

TOTAL ASSETS                                            $4,169
                                                       =======

             LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES                                     $   --
                                                      --------

TOTAL LIABILITIES                                           --
                                                       --------

STOCKHOLDER'S EQUITY
  Common stock, $.01 par value, 10,000 shares
   authorized 1,000 issued and outstanding              $   10
  Additional paid-in capital                            35,083
  Accumulated deficit during development
                                                      (30,924)
                                                      --------

TOTAL STOCKHOLDER'S EQUITY
                                                         4,169
                                                      --------

TOTAL LIABILITIES AND STOCKHOLDER'S
   EQUITY                                             $  4,169
                                                      ========



   The accompanying notes are an integral part of these financial statements.

                                                                2

                                                   LOCKWAVE, INC.
                                    (A Development Stage Company)

                     STATEMENT OF OPERATIONS

 For the Period October 12, 1999 (Inception) through December 31,
                                                             1999


OPERATING REVENUE                                        $   --
-------------------

OPERATING EXPENSES
-------------------
 Research and development costs                          17,950
 General and administrative expenses                     12,974
                                                       --------

TOTAL OPERATING EXPENSE                                  30,924


NET LOSS BEFORE INCOME TAXES                           (30,924)


INCOME TAXES                                                 --
------------                                           --------

NET LOSS                                              $(30,924)
                                                       ========



   The accompanying notes are an integral part of these financial statements.

                                                                3

                                                   LOCKWAVE, INC.

                                    (A Development Stage Company)

          STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

 For the Period October 12, 1999 (Inception) through December 31,
                                                             1999


                                                     Deficit
                         Common Stock               Accumulated
                                 Amount  Additional  During the     Total
                        Shares     Par
                                  Value   Paid-In   Developme
                                  $0.01   Capital       nt
                                                      Stage
                        ------   ------  ---------  ---------    -------
BALANCE-October 12,         --      $ --     $   --     $   --     $    --
1999 (Inception)

Issuance of common       1,000        10         --         --          10
stock

Expenses paid by (and                 --   30,924           --      30,924
allocated from)
parent

Capital contribution                  --    4,159           --       4,159
by parent

Net loss                    --       --         -     (30,924)    (30,924)
                                                -
                       -------   ------     -------  ---------    --------
BALANCE - December       1,000       $10    $35,083  $(30,924)    $  4,169
31, 1999
                       =======    ======    =======   ========    ========



   The accompanying notes are an integral part of these financial statements.

                                                                4

                                                   LOCKWAVE, INC.

                                    (A Development Stage Company)

                     STATEMENT OF CASH FLOWS

For the Period October 12, 1999 (Inception) through December 31,
                              1999


CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                               $(30,924)
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
  Expenses paid by parent company                           30,924
                                                          --------

NET CASH USED IN OPERATING ACTIVITIES                           --


CASH FLOWS FROM FINANCING ACTIVITIES
------------------------------------
 Capital contributions                                       4,169
                                                          --------

NET CASH PROVIDED BY FINANCING                               4,169
 ACTIVITIES
                                                          --------

NET INCREASE IN CASH                                         4,169


CASH - Beginning                                                --
                                                          --------
CASH - Ending                                             $  4,169
                                                          ========



   The accompanying notes are an integral part of these financial statements.

                                                                5

                                                   LOCKWAVE, INC.

                                    (A Development Stage Company)

                  NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies

   Nature of Business
   Lockwave, Inc. (the "Company") is engaged in the business of internet services, offering secure virtual storage and a dynamic MP3 player through one consolidated web-based application. The Company is a wholly owned subsidiary of IMOJO, Inc. ("IMOJO" or "Parent"). The Company was incorporated on October 12, 1999 under the laws of the state of Delaware. The Company is headquartered in Commack, New York.

   Nature of Operations

   The Company is currently a development-stage company under the provisions of the Financial Accounting Standards Board
   ("FASB")  Statement of Financial Accounting Standards ("SFAS")
   No.7.

   Income Taxes
Income taxes are provided for based on the liability method of accounting pursuant to SFAS No.109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

   Research and Development Costs

   Research and development costs of $17,950, were expensed as incurred during the period October 12, 1999 (inception) through December 31, 1999.

   Use of Estimates in the Financial Statements

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                                6

                                                   LOCKWAVE, INC.

                                    (A Development Stage Company)

                  NOTES TO FINANCIAL STATEMENTS

NOTE 2 - Income Taxes

   Deferred tax assets:


State                                        $2,473
Federal                                       4,639
                                            -------
     Total                                    7,112

Less: Valuation Allowance                     7,112
                                            -------
     Total deferred tax assets              $    --
                                            -------



   Deferred tax assets reflect an asset that is available because of operating losses. These assets are available to the company in future years. A valuation allowance is required if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management concluded a valuation allowance was appropriate at December 31, 1999 due to operating losses incurred.

NOTE 3 -Related Party Transactions
The Company  shares  office space with its Parent and Affiliates.
         The lease is held by an affiliate and a portion of the expense is allocated to the Company. Furniture and equipment are leased by IMOJO. Lease expenses are also allocated to the Company. IMOJO provides services of its employees to the Company and allocates a portion of the related salaries and benefits to the Company. All other expenses incurred by the Company are paid on its behalf by IMOJO. Since the expenses paid by, or allocated from, the Parent will not be reimbursed by the Company, additional paid-in capital has been credited.

NOTE 4 - Subsequent Events
   On September 25, 2000, IMOJO entered into an agreement to sell its shares of the Company to Audiomonster Online, Inc and to merge the Company with Audiomonster Online's wholly owned subsidiary AMOL, Inc. It is uncertain whether the transaction will be completed.

                                                                7

Financial Statements as of September 30, 2000

                                                   LOCKWAVE, INC.

                                    (A Development Stage Company)





                            CONTENTS







                                                             Page



ACCOUNTANTS' REVIEW REPORT                                   1
FINANCIAL STATEMENTS

  Balance Sheet                                              2

  Statements of Operations                                   3

  Statements of Changes in Stockholder's Equity              4

  Statements of Cash Flows                                   5





NOTES TO FINANCIAL STATEMENTS                                6-7













To the Board of Directors of
Lockwave, Inc.





We have reviewed the accompanying balance sheet of Lockwave, Inc. as of September 30, 2000, and the related statements of operations, changes in stockholder's equity and cash flows for the nine months then ended and for the period October 12, 1999 (Inception) through September 30, 2000 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Lockwave, Inc.



A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.



Based   on  our  reviews,  we  are  not  aware  of  any  material
modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.







                               /s/ Marcum & Kliegman llp





December 4, 2000



                                                   LOCKWAVE, INC.

                                    (A Development Stage Company)



                          BALANCE SHEET



                       September 30, 2000





                             ASSETS




CURRENT ASSETS                                         $    --
                                                       -------
TOTAL ASSETS                                           $    --
                                                       =======
              LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES                                    $    --
                                                      --------

TOTAL LIABILITIES                                           --
                                                                                              --------

STOCKHOLDER'S EQUITY
  Common stock, $.01 par value, 10,000 shares
   authorized 1,000 issued and outstanding             $    10
  Additional paid-in capital                           186,648
  Accumulated deficit during development             (186,658)
                                                      --------

TOTAL STOCKHOLDER'S EQUITY                                   --
                                                       --------

   TOTAL LIABILITIES AND STOCKHOLDER'S
   EQUITY                                              $     --
                                                       ========

                                                   LOCKWAVE, INC.

                                    (A Development Stage Company)



                    STATEMENTS OF OPERATIONS




                                   For the Nine      For the
                                   Months Ended    Cumulative
                                     September     Development
                                     30, 2000      Stage from
                                                   October 12,
                                                      1999
                                                   (Inception)
                                                     through
                                                  September 30,
                                                      2000

OPERATING REVENUE                  $      --      $     --
                                   ---------     ---------

OPERATING EXPENSES
  Research and development costs      24,039        41,989
  General and administrative         131,695       144,669
expenses
                                   ---------     ---------

TOTAL OPERATING EXPENSE              155,734       186,658
                                   ---------     ---------

NET LOSS BEFORE INCOME TAXES       (155,734)     (186,658)


INCOME TAXES                              --           --
                                   ---------     ---------

NET LOSS                          $(155,734)    $(186,658)
                                   =========     =========

   The accompanying notes are an integral part of these financial statements.

                                                   LOCKWAVE, INC.

                                    (A Development Stage Company)



          STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY




                                                           Deficit
                              Common Stock                Accumulated
                                      Amount   Additional   During      Total
                                    Par Value                the
                           Shares     $0.01     Paid-In   Development
                                                Capital       Stage


BALANCE-October 12, 1999       --      $    --   $    --  $      --    $    --
(Inception)

Issuance of common stock    1,000           10        --         --         10

Expenses paid by
 (and allocated from)                       --    30,924         --     30,924
parent

Capital contributions
by parent                                   --     4,159         --      4,159

Net loss                                    --        --
                               --                          (30,924)   (30,924)
                           ------     --------  --------  ---------   --------
                               --
BALANCE-December 31, 1999   1,000           10    35,083
                                                           (30,924)      4,169

Expenses paid by
 (and allocated from)          --           --   151,565         --    151,565
parent

Net loss                                  --         --              (155,734)
                               --                         (155,734)
                           ------     --------  --------  ---------   --------
BALANCE - September 30,     1,000     $     10  $186,648  $(186,658)  $     --
2000
                           ======     ========  ========  ========     =======

   The accompanying notes are an integral part of these financial statements.

                                                   LOCKWAVE, INC.

                                    (A Development Stage Company)



                    STATEMENTS OF CASH FLOWS




                                           For the Nine     For the
                                           Months Ended   Cumulative
                                            September     Development
                                             30, 2000     Stage from
                                                          October 12,
                                                             1999
                                                          (Inception)
                                                            through
                                                         September 30,
                                                             2000

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                 $(155,734)        $(186,658)
  Adjustments to reconcile
   net income to net cash
   provided by operating activities:
  Expenses paid by the parent company         151,565           182,489
                                           ----------        ----------
NET CASH USED IN OPERATING
 ACTIVITIES                                                     (4,169)
                                              (4,169)
                                           ----------        ----------

NET DECREASE IN CASH                                            (4,169)
                                              (4,169)


CASH - Beginning                                                  4,169
                                                4,169
                                           ----------        ----------

CASH - Ending                                $     --           $    --
                                           ==========        ==========

   The accompanying notes are an integral part of these financial statements.

                                                                  LOCKWAVE, INC.
                                                   (A Development Stage Company)


                          NOTES TO FINANCIAL STATEMENTS





NOTE 1 - Summary of Significant Accounting Policies



   Nature of Business
   Lockwave, Inc. (the "Company") is engaged in the business of internet services, offering secure virtual storage and a dynamic MP3 player through one consolidated web-based application. The Company is a wholly owned subsidiary of IMOJO, Inc. ("IMOJO" or "Parent"). The Company was
   incorporated on October 12, 1999 under the laws of the state of Delaware. The Company is headquartered in Commack, New York.





   Nature of Operations

   The Company is currently a development-stage company under the provisions of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No.7.



   Income Taxes
Income taxes are provided for based on the liability method of accounting pursuant to SFAS No.109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.





   Use of Estimates in the Financial Statements

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.




NOTE 2- Plan of Merger



   On September 25, 2000, IMOJO entered into an agreement to sell its shares of the Company to Audiomonster Online and to merge the Company with Audiomonster Online's wholly owned subsidiary AMOL, Inc. It is uncertain whether the transaction will be completed.

                                                                  LOCKWAVE, INC.

                                                   (A Development Stage Company)



                          NOTES TO FINANCIAL STATEMENTS





NOTE 3- Research and Development

  The Company accounts for software development costs in accordance with SFAS No.86,"Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed." Costs incurred prior to establishment of technological feasibility are expensed as incurred and reflected as research and development costs in the accompanying statements of operations. As of September 2000, the Company has established technological feasibility. However, due to the short time period and immaterial dollar amounts, the company did not capitalize any of these costs.

NOTE 4 - Income Taxes

   Deferred tax assets:


State                                        $12,459
Federal                                       43,986
                                             -------
     Total                                    56,445

Less: Valuation Allowance                     56,445
                                             -------
     Total deferred tax assets                $   --
                                             =======



  Deferred tax assets reflect an asset that is available because of operating losses. These assets are available to the company in future years. A valuation allowance is required if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management concluded a valuation allowance was appropriate at September 30, 2000 due to operating losses incurred.

NOTE 5 -  Related Party Transactions
        The  Company shares office space with its Parent and Affiliates.   The
        lease  is  held  by  an  affiliate and a  portion  of  the  expense  is allocated to the Company. Furniture and equipment are leased by IMOJO. Lease expenses are also allocated to the Company. IMOJO provides services of its employees to the Company and allocates a portion of the related salaries and benefits to the Company. All other expenses incurred by the Company are paid on its behalf by IMOJO. Since the expenses paid by, or allocated from, the Parent will not be reimbursed by the Company, additional paid-in capital has been credited.

Pro Forma Financial Statements
AudioMonster Online, Inc
PRO FORMA BALANCE SHEET
September 30, 2000

                                                                      Pro Forma Adjustments
                                                                      to Reflect
                                                                      Acquisitions
                              AudioMonster   Lockwave                 as of September 30,2000
                              Online Inc.   Inc        Combined       Dr           Cr         Pro Forma

                 ASSETS
Current assets

  Cash and cash equivalents        59,744                   59,744                                 59,744
  Accounts receivable              44,767                   44,767                                 44,767
  Loan receivable                 130,284                  130,284                                130,284
                                                                 -                                      -
                               ----------   ---------  -----------                             ----------
                                        -
    Total current assets          234,795           -      234,795                                234,795

Property, Plant
and equipment, net                  6,804                    6,804                                  6,804
Goodwill                                                         -  1) 8,625,00                13,156,250
                                                                              0
                                                                    1) 4,531,25
                                                                              0
Deposit on investment             250,000                  250,000              1)   250,000            -
                                                                 -                                      -
                               ----------   ---------  -----------                             ----------
                                        -
    Total                         491,599           -      491,599                             13,397,849
assets
                               ==========   =========  ===========                             ==========

  LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
  Accounts payable and
   accrued expenses                26,057                   26,057                                 26,057
  Payable on investment                                          -              1) 2,750,000    2,750,000
  Oversubscription
   of stock offering               16,750                   16,750                                 16,750
                                                                 -                                      -
                               ----------   ---------  -----------                             ----------
                                        -
    Total current                  42,807           -       42,807                              2,792,807
liabilities

Convertible notes payable       1,655,000                1,655,000                              1,655,000
                               ----------   ---------  -----------                             ----------
                                        -
    Total liabilities           1,697,807           -    1,697,807                              4,447,807
                               ----------   ---------  -----------                             ----------
                                        -
Stockholders' equity

  Common stock                     13,945          10       13,955  2)       10 1)     4,500       18,445
                                                                 -
  Additional paid-in            2,704,103     186,648    2,890,751  2)  186,648 1) 5,620,500   12,855,853
capital
                                                                                1) 4,531,250
  Cumulative foreign                                             -
currency
   translation adjustment           8,175           -        8,175                                  8,175
                                                                 -
  Deficit accumulated during
   the development stage       (3,932,431   (186,658)  (4,119,089)              2)   186,658  (3,932,431)
                                        )
                               ----------   ---------  -----------                             ----------
                                        -
    Total stockholders'        (1,206,208           -  (1,206,208)                              8,950,042
equity                                  )
                               ----------   ---------  -----------                             ----------
                                        -
    Total liabilities and
      stockholders' equity        491,599           -      491,599                             13,397,849
                               ==========   =========  ===========                             ==========


AudioMonster Online, Inc.
PRO FORMA STATEMENT OF OPERATIONS
For the initial period ended March 31, 2000

                            AudioMonster    Lockwave
                            Online Inc.     Inc             Combined      Pro Forma
                                                                          Adjustments
                            Initial period  Initial period                to Reflect
                            October 27,     October 12,1999               Acquisitions as of
                            1999 to         to December 31,                March 31, 2000
                            March 31,       1999                          Dr           Cr    Pro Forma
                            2000

Sales                                  -                             -                                 -

Cost of sales                          -                             -                                 -
                              ----------       ----------    ---------                        ----------
Gross profit                           -                -            -                                 -

Selling, general and
 administrative expense          250,023           12,974      262,997                           262,997
Research and development                           17,950       17,950                            17,950
Amortization of goodwill                                             -  3) 1,096,354           1,096,354
                              ----------       ----------    ---------                        ----------
                                 250,023           30,924      280,947                         1,377,301
                              ----------       ----------    ---------                        ----------
Income from operations         (250,023)         (30,924)    (280,947)                       (1,377,301)

Other income (expense)            24,875                        24,875                            24,875
                              ----------       ----------    ---------                        ----------
Loss before income taxes       (225,148)         (30,924)    (256,072)                       (1,352,426)

Income tax expense                                                   -                                 -
                              ----------       ----------    ---------                        ----------
Net income                     (225,148)         (30,924)    (256,072)                       (1,352,426)
                              ==========       ==========    =========                       ===========
Basic and diluted
 income per share                 (0.11)           (3.09)       (0.13)                            (0.13)

Weighted average shares
outstanding                    2,000,000           10,000    2,010,000  5) 8,115,000          10,125,000

AudioMonster Online, Inc
PRO FORMA STATEMENT OF OPERATIONS
For the six months ended September 30, 2000

                                                                       Pro Forma
                                                                       Adjustments
                                                                       to Reflect
                                                                       Acquisitions
                          AudioMonster   Lockwave                      as of September 30,
                                                                       2000
                          Online Inc.    Inc           Combined        Dr           Cr        Pro Forma



Sales                           2,676                           2,676                                  2,676

Cost of                         3,588                          3,588                                  3,588
sales
                          -----------      ----------    -----------                             ----------
Gross                           (912)               -          (912)                                  (912)
profit
                          -----------      ----------    -----------                             ----------
Selling, general and
administrative expense      3,438,369          88,856      3,527,225                              3,527,225
Research and                                   15,189         15,189                                 15,189
development
Amortization of                     -               -              -  4) 1,315,625                1,315,625
goodwill
                          -----------      ----------    -----------                             ----------
                            3,438,369         104,045      3,542,414                              4,858,039
                          -----------      ----------    -----------                             ----------
Income from               (3,439,281)       (104,045)    (3,543,326)                            (4,858,951)
operations

Interest                       18,339
income
Interest (expense)          (260,267)
Loss on trading              (26,075)               -       (26,075)                               (26,075)
securities
                          -----------      ----------    -----------                             ----------
Loss before income        (3,707,284)       (104,045)    (3,569,401)                            (4,885,026)
taxes

Income tax expense                  -               -              -                                      -
                          -----------      ----------    -----------                             ----------
Net income                (3,707,284)       (104,045)    (3,569,401)                            (4,885,026)
                          ===========       =========    ===========                            ===========
Basic and diluted
income per share               (0.31)         (10.40)         (0.30)                                 (0.30)
Weighted average
shares outstanding         11,988,511          10,000     11,998,511  5) 4,490,000               16,488,511

AudioMonster Online, Inc.
Notes to pro forma financial statements

Balance Sheet, March 31, 2000

1)     To   record  acquisition  of  Lockwave,  Inc.   for   total
  consideration of $13,156,250. The registrant issued 4,500,000 shares of common stock, valued at $5,625,000. Additionally, 3,625,000 common shares, valued at $4,531,250, were transferred by existing shareholders to the sellers. The balance of $3,000,000 is payable in cash($250,000 paid as of September 30,2000 with the balance to be paid through March 4,2001). The purchase price exceeds the fair value of net assets acquired, resulting in goodwill of $13,156,250 being recorded in the financial statements

2)   To eliminate the equity accounts of the acquired entity.

Income Statement, initial period ended March 31, 2000

3) To reflect amortization of goodwill as if the acquisition had been consummated at the beginning of the period. Goodwill is being amortized over five years from the date of acquisition using the straight line method.

Income Statement, six months ended September 30, 2000

4) To reflect amortization of goodwill as if the acquisition had been consummated at the beginning of the fiscal  period.  Goodwill is being amortized over  five  years using the straight line method. The results presented for Lockwave represent the results of the period April 1 to September 30, 2000, to conform to the registrant's reporting period. Lockwave's results of operations for the three month period ended March 31, 2000 indicated a net loss of $51,689.

5) To adjust outstanding shares to reflect the acquisitions as if the had occurred at the beginning of the periods presented.

AudioMonster Online, Inc.
Pro forma Financial Information

Subsequent to September 30, 2000, the registrant completed the acquisitions of all of the outstanding stock of Lockwave, Inc. The consideration for the acquisition is common stock and cash.
The pro forma balance sheet presented reflects the historical balance sheets of the registrant and Lockwave as of September 30, 2000. Pro forma adjustments have been made to give effect to the acquisition as if it had occurred as of September 30, 2000.

The pro forma income statement for the initial period ended March 31, 2000 reflects the historical income statements for the registrant and the acquisition for the period ended March 31, 2000. Pro forma adjustments have been made to give effect to the acquisition as if it had occurred at the beginning of the initial period presented

The pro forma income statement for the six month period ended September 30, 2000 reflects the historical income statements of the registrant and the subsequent acquisition. Pro forma adjustments have been made to give effect to the acquisition as if it had occurred as of the beginning of the fiscal year presented (October 27, 1999) and carried forward through the interim period presented.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           AudioMonster Online, Inc.



                           By: /s/ Greg Corcoran
                              Greg Corcoran, President



                           Date: December 11, 2000